                                                                 EXHIBIT 10.14












                       PROSTATE CANCER COLLABORATION AND
                               LICENSE AGREEMENT


                                    BETWEEN


                               CORIXA CORPORATION


                                      AND


               SMITHKLINE BEECHAM BIOLOGICALS MANUFACTURING S.A.

                               TABLE OF CONTENTS

 1.  DEFINITIONS                                                                                     3
 2.  SCOPE OF RESEARCH PROGRAM                                                                       8
 3.  RESEARCH PROGRAM TERM AND TERMINATION                                                           8
 4.  LICENSE GRANT                                                                                   9
 5.  LICENSE PAYMENTS                                                                               10
 6.  ROYALTIES                                                                                      12
 7.  OTHER TERMS                                                                                    15
 8.  JOINT RESEARCH TEAM                                                                            15
 9.  INVENTIONS                                                                                     16
10.  PATENTS; PROSECUTION AND LITIGATION                                                            16
11.  CONFIDENTIALITY; PUBLICITY; PUBLICATIONS                                                       18
12.  GOVERNING LAW; ARBITRATION                                                                     20
13.  MISCELLANEOUS                                                                                  21
14.  NOTICES                                                                                        22
15.  ASSIGNMENT                                                                                     22
16.  WARRANTIES AND REPRESENTATIONS                                                                 23
17.  TERM AND TERMINATION                                                                           23
18.  RIGHTS AND DUTIES UPON TERMINATION                                                             25
19.  INDEMNIFICATION                                                                                25

EXHIBIT A                                                                                           27
EXHIBIT B                                                                                           28
EXHIBIT C                                                                                           30
EXHIBIT D                                                                                           31

              PROSTATE CANCER COLLABORATION AND LICENSE AGREEMENT


This PROSTATE CANCER COLLABORATION AND LICENSE AGREEMENT (together, with the attachments hereto, the "Agreement") is entered into the ______ day of March, 1997 (the "Effective Date") by and between CORIXA CORPORATION, a Delaware corporation with its principal place of business located at 1124 Columbia Street, Suite 464, Seattle, Washington 98104 ("Corixa") and SmithKline Beecham Biologicals Manufacturing S.A., a Belgian corporation with its principal place of business at Rue de l'Institut 89, B-1330 Rixensart, Belgium ("SB").

W I T N E S S E T H:

         WHEREAS, Corixa and SB desire to collaborate in the research and development of antigens for the development of Vaccine product(s) for the prevention and/or treatment of any form of prostate cancer and wish to memorialize their agreement with respect to such collaboration in this Agreement;

         WHEREAS, Corixa has agreed to license certain intellectual property rights related to the subject matter of the collaboration subject to the terms and conditions of this Agreement;

         NOW, THEREFORE, for and in consideration of the mutual observance of the covenants hereinafter set forth and other good and valuable consideration, the receipt of which is hereby acknowledged, the parties hereto agree as follows:

1.       DEFINITIONS

         (a) "Affiliate" shall mean any entity owned, owning or under common ownership with a party to this Agreement to the extent of at least fifty percent (50%) of the equity (or such lesser percentage which is the maximum allowed to be owned by a foreign corporation in a particular jurisdiction) having the power to vote on or direct the affairs of the entity and any person, firm, partnership, corporation or other entity actually controlled by, controlling or under common control with a party to this Agreement.

         (b)     "Antigens" shall mean [***]

         (c)     "PC" shall mean prostate cancer.

         (d) "PC Field" shall mean any and all in vivo administered prophylactic and/or therapeutic prostate cancer Vaccines for use in humans.

         (e) "Blocking Patents" shall mean any patents and/or patent applications owned and/or controlled by Third Parties having claims which would be infringed by SB making, having made, using, having used, offering for sale, selling or having sold all or part of

                 Product and which would prevent SB from using the intellectual property rights granted to SB by Corixa hereunder.

         (f) "Competition" shall mean a product which would otherwise infringe Corixa Patents or Joint Research Program Patents.

         (g)     "Corixa" shall mean Corixa Corporation and its Affiliates.

         (h) "Corixa Antigens" shall mean (i) those Antigens identified on Exhibit A attached hereto and/or (ii) those Antigens solely discovered by Corixa during the Research Program Term as may be extended in connection with and as a result of the Research Program and/or (iii) those Antigens discovered by Corixa as a result of research directed to PC during the Research Program Term as may be extended but not in connection with and not as a result of the Research Program and, subject to SB's exercize of the option set forth in Paragraph 4(d) below, during a period of two (2) years after the Research Program Term as may be extended and/or (iv) subject to SB's compliance with the terms and conditions of Paragraph 4(c) below, those Antigens in the PC Field licensed-in or otherwise acquired by Corixa during the Research Program Term as may be extended and, subject to Paragraph 4(d) below, during a period of two (2) years thereafter. As used herein, Corixa Antigens shall not include Research Program Antigens nor SB Antigens.

         (i) "Corixa Patents" shall mean all patents and patent applications (including those arising from the Research Program) which are now or become owned and/or controlled by Corixa during the Research Program Term as may be extended and, subject to Paragraph 4(d) below, during a period of two (2) years thereafter and/or under which Corixa otherwise has, now or in the future, the right to grant licenses, which generically or specifically claim all or part of Product(s), a process for manufacturing Product(s), intermediates used in such process or a use of Product and any and all technology(ies) generated solely by Corixa in connection with Corixa's performance under this Agreement during the Research Program Term as may be extended and, subject to Paragraph 4(d) below, during a period of two (2) years thereafter. Included with the definition of Corixa Patents are any continuations, continuations-in-part, divisions, patents of addition, reissues, renewals or extensions thereof. Also included within the definition of Corixa Patents are any patent applications which generically or specifically claim any improvements on Product or intermediates or manufacturing processes required or useful for production of Product which are developed by Corixa, or which Corixa otherwise has the right to grant licenses, now or in the future during the Research Program Term as may be extended and, subject to Paragraph 4(d) below, during a period of two (2) years thereafter. Corixa Patents shall specifically not include SB Patents. Corixa Patents in existence as of the Effective Date are set forth on Exhibit B attached hereto. Exhibit B also sets forth a list of patents owned and/or controlled by Corixa which are specifically excluded from the scope of Corixa Patents and shall not be considered Corixa Patents for the purpose of this Agreement and to which SB shall have no rights except as separately agreed by the parties in a written separate agreement.

         (j) "Identified" shall mean that the Know-How is described or recorded in such a manner as to make it possible to verify that it fulfills the criteria of secrecy and substantiality and to ensure that SB is not unduly restricted in its exploitation of its own technology. To be Identified the Know-How can either be set out in this Agreement or in a separate document or recorded in any other appropriate form at the latest when the Know-How is transferred or shortly thereafter, provided that the separate document or other record can be made available if the need arises.

         (k)     "Joint Inventions" shall have the meaning set forth in Section


         (l) "Joint Research Program Patents" shall mean all patents and patent applications which cover Joint Inventions and which generically or specifically claim Product, a process for manufacturing Product, and intermediates used in such process or a use of Product and any and all technology(ies) generated during the Research Program Term as may be extended. Included with the definition of Joint Research Program Patents are any continuations, continuations-in-part, divisions, patents of addition, reissues, renewals or extensions thereof. Also included within the definition of Joint Research Program Patents are any patent applications which cover Joint Inventions and which generically or specifically claim any improvements on Product or intermediates or manufacturing processes required or useful for production of Product. In no event shall Joint Research Program Patents be deemed to include Corixa Patents or SB Patents.

         (m) "Joint Research Team" shall have the meaning set forth in Paragraph 8(a).

         (n) "Know-How" shall mean all technical information, materials and know-how owned and/or controlled by Corixa now and/or during the term of the Research Program Term as may be extended and, subject to SB's exercize of the option set forth in Paragraph 4(d) below, during a period of two (2) years thereafter, which directly relates to Product and shall include, without limitation, all chemical, pharmacological, toxicological, clinical, assay, control and manufacturing data and any other information relating to Products and useful for the development and commercialization of Products and strains, samples, analytical tools, libraries, clones, etc.

         (o) "Licensed Field" shall mean any and all in vivo administered [***] cancer Vaccines for use [***] and shall [***] adoptive immunotherapy.

         (p) "Milestone" shall mean the technical milestone set forth in Exhibit C attached hereto, the satisfaction of which shall be reasonably determined by the Joint Research Team within ten
                 (10) days of submission of the relevant information and data by Corixa to the Joint Research Team.

         (q)     "Net Sales"

                 (i) For purposes of this Agreement, Net Sales shall be defined to mean the aggregate amounts invoiced by SB or its Affiliates, licensees or sublicensees to non-Affiliate Third Parties from sales of Product less (i) normal customary trade discounts allowed and taken; (ii) rebates to wholesalers; (iii) returns;
                          (iv) amounts for including insurance; (v) shipping charges to purchasers if invoiced separately; (vi) taxes (not including any income taxes), and duties levied on sales;

                          transportation(vii) deduction allowed for government-mandated vaccine insurance premiums, such as the National Childhood Vaccine Injury Act in the U.S.; (viii) a deduction, at standard cost, for special administration devices and the packaging and filling thereof, such as pre-filled syringes; provided, in no event shall the total of items (iii) through (vi) exceed [***] of Net Sales. Any commercial use of a Product by SB (including its Affiliates, licensees and sub licensees) shall be considered a sale hereunder for accounting and royalty purposes.

                 (ii) In determining royalty payments hereunder, Net Sales of Product shall be multiplied by [***].

                 (iii) In the event of a product incorporating a Product and one or more non-prostate cancer Vaccines (a "Combination Product"), Net Sales shall exclude [***].

         (r) "Product" shall mean any product comprised at least of one (1) or more Corixa Antigens and/or Research Program Antigens, including any combination thereof. In addition to Corixa Antigens and/or Research Program Antigens Product may also include SB Antigen(s).

         (s) "Research Program" shall have the meaning set forth in Paragraph 2(a).

         (t) "Research Program Antigens" shall mean Antigens discovered by Corixa and SB during the Research Program Term, as may be extended, in connection with and as a result of the conduct of the Research Program.

         (u) "Research Program Term" shall have the meaning set forth in Paragraph 3(a).

         (v) "SB" shall mean SmithKline Beecham Biologicals Manufacturing S.A. and its Affiliates.

         (w) "SB Antigens" shall mean Antigens discovered and/or in-licensed by SB and related physical forms based on such Antigens including peptides, proteins and nucleic acids other than Research Program Antigens.

         (x) "SB Patents" shall mean all patents and patent applications which are now or become owned and/or controlled by SB (other than jointly with Corixa) and/or under which SB otherwise has, now or in the future, the right to grant licenses, which generically or specifically claim any Antigen and/or adjuvant included in Product. Included with the definition of SB Patents are any continuations, continuations-in-part, divisions, patents of addition, reissues, renewals or extensions thereof. In no event shall SB Patents be deemed to include either Corixa Patents or Joint Research Program Patents.

         (y) "Secret" shall mean that the Know-How as a body or in the precise configuration and assembly of its components is not generally known or easily accessible, so that part of its value consists in the lead-time SB gains when it is communicated to it; Know-How is not limited to the narrow sense that each individual component of the Know-How should be totally unknown or unobtainable outside the Corixa's business.

         (z) "SPC" shall mean all Supplementary Protection Certificates for medicinal products and their equivalents provided under the Council Regulation (EEC) N# 1768/92 of June 18, 1992.

         (aa) "Substantial" shall mean that the Know-How includes information which is of importance for the whole or a significant part of (i) a manufacturing process or (ii) a product or service, or (iii) for the development thereof and excludes information which is trivial. Such Know-How must thus be useful, i.e., can reasonably be expected at the date of conclusion of the Agreement to be capable of improving the competitive position of SB, for example by helping SB to enter a new market or giving SB an advantage in competition with other manufacturers or providers of services who do not have access to the licensed Secret Know- How or other comparable Secret know-how;

         (bb)    "Territory" shall mean all the countries of the world.

         (cc) "Third Party(ies) shall mean any party other than a party to this Agreement or an Affiliate.

         (dd) "Vaccines" shall mean the administration of [***] any formulation or configuration, for the primary purpose and effect of eliciting a [***] or [***] immune response directed directly or indirectly to such [***] contained therein.
                 [***]

         "Interpretive Rules". For purposes of this Agreement, except as otherwise expressly provided herein or unless the context otherwise requires : (a) defined terms include the plural as well as the singular and the use of any gender shall be deemed to include the other gender;
         (b) references to "Articles", "Sections" and other subdivisions and to "Schedules" and "Exhibits" without reference to a document, are to designated Articles, Sections and other subdivisions of, and to Schedules and Exhibits to, this Agreement; (c) the use of the term "including" means "including but not limited to"; and (d) the words "herein", "hereof", "hereunder" and other words of similar import refer to this Agreement as a whole and not to any particular provision.

2.       SCOPE OF RESEARCH PROGRAM

         (a) During the Research Program Term, the parties will collaborate in the discovery and development of Antigens for use in Vaccine(s) for the prevention and/or treatment of PC and any other tumor type in the Licensed Field to the extent those Antigens are useful for such tumor types. The program of activities to be conducted by Corixa and SB during the term of the Agreement is set forth in Exhibit D (the "Research Program"). No material deviation in the subject matter and scope of such Research Program shall be made without the mutual and written agreement of both parties.


         (b) During the Research Program Term and for a period of two (2) years thereafter, Corixa shall not enter into any commercial agreement with a Third Party with respect to a collaboration regarding the PC Field without the prior written consent of SB. Subject to provisions of Paragraph 4(c), notwithstanding the preceding sentence, Corixa may enter into research agreements that provide for the in-licensing of intellectual property that may be useful in the Research Program, provided that any such agreement shall provide that Corixa will own and/or control all intellectual property rights related to the Licensed Field arising from such agreement and that Corixa Antigens arising from the use of it shall automatically fall within the scope of the rights and licences granted to SB by Corixa hereunder.


         (c) The objective of the Research Program will be the development of Product(s). At SB's option, Corixa Antigens and/or Research Program Antigens shall be combined with SB Antigens and/or adjuvants of SB, and such combinations may result in discrete versions of the Product(s), consisting of potentially different mixtures of Antigens and/or adjuvants and/or Corixa Antigens and/or Research Program Antigens and/or SB Antigens.


3.       RESEARCH PROGRAM TERM AND TERMINATION.


         (a) The Research Program will be effective from January 1, 1997 to December 31, 1998 (the "Research Program Term") and shall be renewable for up to three (3) additional one (1) year periods. SB shall have no obligation to renew the Research Program beyond December 31, 1998, and any such renewal shall be at SB's entire discretion. Corixa undertakes to : (i) use all reasonable efforts to materially perform all activities set forth in the Research Program; (ii) use all reasonable efforts to achieve the Research Program's objective; and (iii) use all reasonable efforts to achieve the Milestone within the initial Research Program Term.


         (b) At least four and a half (4 1/2) months prior to the end of the initial Research Program Term and provided Corixa has met the Milestone, SB shall have the option, exercisable by giving Corixa written notice of its intent, to renew the Research Program for a minimum of one (1) additional year and the parties shall agree upon the terms and conditions including the financial elements regarding such renewal, which at a minimum shall be as set forth in Paragraph 5 (c) below.

                 The parties shall at the same time agree upon the scope of the Research Program during such extended Research Program Term. Thereafter, or in the event Corixa has not met the Milestone, SB shall notify Corixa of its intention to renew the Research Program at least two (2) months before the termination of each affected Research Program Term, as renewed from time to time.


4.       LICENSE GRANT

         (a) Subject to the terms and conditions of this Agreement, including, without limitation, the license payments and royalty provisions in Sections 5 and 6 below, Corixa hereby grants to SB an exclusive license, with the right to grant sublicenses, under Corixa Patents, Joint Research Program Patents, Know-How and any SPC to make, have made, use, have used, sell, offer for sale, have sold, keep and import any and all Products in the Licensed Field in the Territory, in any formulation, configuration, combination and/or with any delivery system. For purpose of clarity, the foregoing license shall include rights of SB to Corixa Antigens and/or Research Program Antigens in and outside the PC Field but in the Licensed Field; any commercial use of such Corixa Antigens and/or Research Program Antigens shall be subject to the royalties set forth in Section 6 in the same manner as royalties are paid on Products thereunder.

         (b) In the event that a governmental agency in any country or territory grants or compels Corixa to grant a license to any Third Party for product(s) that compete(s) with Product, SB shall have the benefit in such country or territory (and any other country into which products that compete with Product are sold by such Third Party compulsory licensee) of the terms granted to such Third Party to the extent that such terms are more favourable to the Third Party than those granted to SB under this Agreement.

         (c) During the Research Program Term, if Corixa or SB believes that technology related to the subject matter of the Research Program that is controlled by a Third Party including GenQuest Inc., which may include new Antigens, adjuvants and/or
                 Blocking Patents ("Additional Technology") would be valuable or necessary to the Research Program in the Licensed Field hereunder, Corixa or SB as appropriate shall present such Additional Technology, along with a written report with respect thereto to the Joint Research Team. The Joint
                 Research Team shall then determine, except for Blocking
                 Patents which shall be at SB's sole discretion subject to other provisions contained herein, whether licenses to, and/or acquisitions of, such Additional Technology should be made, the party that shall approach and negotiate with any Third Party(ies) and the terms of any agreement(s) with any Third Parties, including, without limitation, payments for sponsored research. No such Third Party license and/or acquisition shall be effective with respect to SB unless and until SB has specifically agreed in writing to abide by the applicable terms and conditions of any such license and/or acquisition, and to make such payments and/or royalties as are mutually agreed to by the parties and provided further that the access to and acquisition of any Blocking Patents shall be decided by SB at its entire discretion, provided however that if Corixa disagrees on the acquisition by SB of a Blocking Patent, the matter shall be submitted for resolution to the CEO of Corixa and the Senior Vice President and General Manager of SB. In case of persistent disagreement, the matter shall be submitted to arbitration pursuant to Section 12 below. In any event, the parties shall behave reasonably and adopt a standard of reasonableness in their assessment of the matter. Notwithstanding the foregoing, this Paragraph 4(c) shall not be deemed to preclude either party from acquiring Additional Technology.


         (d) Corixa hereby grants SB an option during a two (2) year period from the end of the Research Program to acquire an exclusive license under any Corixa Patents filed by Corixa and/or Know-How developed by Corixa during said two (2) year period and/or which are owned and/or controlled by Corixa and/or under which Corixa otherwise has the right to grant licenses for use in the PC Field during a period of two (2) years after the Research Program Term as may be extended. License terms and conditions with respect to licensing-in such Corixa Patents and/or Know-How shall be negotiated in good faith between the parties taking into account the value of such Corixa Patents and/or Know-How and their contribution to the successful development of Product in the PC Field, but shall in no event have the effect of rendering the terms of this Agreement less favourable to Corixa than those currently agreed upon.



5. LICENSE PAYMENTS. SB will make the following payments to Corixa under this Agreement by wire transfer of immediately available funds:

         (a)     Technology access fees in the following amounts :


                 -----------------------------------------------------------------------------------------------------
                                   PAYMENT DATE                                     PAYMENT AMOUNT (U.S.$)
                 -----------------------------------------------------------------------------------------------------
                 Execution of this Agreement                                                [***]
                 April 1, 1997                                                              [***]
                 July 1, 1997                                                               [***]
                 October 1, 1997                                                            [***]
                 January 1, 1998                                                            [***]
                 April 1, 1998                                                              [***]
                 July 1, 1998                                                               [***]
                 October 1, 1998                                                            [***]
                 Second anniversary of this Agreement                                       [***]     (the "Milestone
                                                                                                      Payment")
                 -----------------------------------------------------------------------------------------------------


                 Notwithstanding the foregoing, SB will only be obligated to make the Milestone Payment on [***] of this Agreement if the following conditions are satisfied or waived (the "Milestone Payment Conditions") : (i) Corixa has achieved the Milestone (as determined by the Joint Research Team) and (ii) the Research Program has not been terminated effective on or before the date the Milestone Payment is due. If SB is not obligated to make the Milestone Payment on the [***] of this Agreement, then the Milestone Payment shall be delayed and shall become due and payable on the [***] of this Agreement provided the Milestone Payment Conditions have been satisfied or waived, or if not satisfied or waived, then on the [***] of this Agreement provided that the Milestone Payment Conditions have by then been satisfied or waived, or if not satisfied or waived, then on the [***] of this Agreement provided that the Milestone Payment Conditions have by then been satisfied or waived. If SB is not obligated to make the Milestone Payment on or before the [***] of this Agreement and if SB extends the Research Program Term beyond the [***] of this Agreement, then SB shall pay Corixa a one time non-refundable payment of U.S. $ [***] on the [***] hereof only, which shall be fully creditable against the Milestone Payment to the extent the latter becomes due and payable on the [***] of this Agreement.
                 Notwithstanding the foregoing, if the Milestone Payment Conditions are not satisfied or waived on or before the [***] of this Agreement, the balance of the Milestone Payment shall be forever waived and discharged by Corixa.

        (b) In addition to the technology access fees payable pursuant to Paragraph 5(a) above, SB also agrees to pay Corixa the following one-time milestone payments, to be made via wire transfer of immediately available funds in U.S.$, within ten
                 (10) days of receipt of notice from SB to Corixa of achievement of each of the following milestones with respect to the first Product to meet such milestone :


                 -----------------------------------------------------------------------------------------------------
                                    MILESTONE                                            PAYMENT (U.S.$)
                 -----------------------------------------------------------------------------------------------------
                 (i)          Approval of IND                                          $       [***]
                 (ii)         Start of Phase II clinical trials                        $       [***]
                 (iii)        Start of Phase III clinical trials                       $       [***]
                 (iv)         Submission for regulatory                                $       [***]
                              approval in U.S.
                 (v)          Regulatory approval in at least                          $       [***]
                              [***]
                 (vi)         Regulatory approval in U.S.                              $       [***]
                 -----------------------------------------------------------------------------------------------------


                 the milestones payments set forth in Subparagraphs 5(b)(iv),
                 (v) and (vi) above are fully creditable against future royalties payable pursuant to Section 6, provided such royalties will not be reduced by more than [***] in any given year. Any uncredited portion will be carried forward for credit in subsequent years.

         (c) In the event SB wishes to extend the Research Program beyond the second anniversary of this Agreement, the parties estimate that the following additional technology access fees would be required, which fees in Subparagraph 5(c)(ii) below are subject to increase or decrease by mutual agreement of the parties based upon the scope of work to be conducted:

                 i) For the [***] year : $ [***] U.S. dollars) per quarter;

                 ii)      For the [***] years: a minimum of [***]
                          of the third year funding level.

6. ROYALTIES. SB will pay Corixa a royalty on Net Sales of Products as follows:

         (a) Subject to Paragraphs 6(d) and 6(e) below, on annual Net Sales of Products sold in countries where current claims of any Corixa Patent and/or Joint Research Program Patent are issued or are pending for up to [***] from the date of first filing anywhere in the world (the priority date) or if pending after such [***] period, then not until such time as issued, if ever, SB shall pay royalties on annual Net Sales of Product (the "Patent Royalty") payable on each portion of annual Net Sales of Product as follows :

                 -----------------------------------------------------------------------------------------------------
                            Net Sales                            Patent in               Minimum Royalty
                                                            Country of Sale
                 -----------------------------------------------------------------------------------------------------
                 [***]                                              [***]                       [***]
                 [***]                                              [***]                       [***]
                 [***]                                              [***]                       [***]
                 -----------------------------------------------------------------------------------------------------

         (b) To the extent the royalties set forth in Paragraph 6 (a) are not applicable to a Product, then provided SB has actually received and uses Know-How from Corixa in any Product, which Know-How is Secret, Substantial and has been Identified by Corixa, the percentage royalty rates specified below will be payable for any Product sold into a country where, (x) a patent application for a Corixa Patent and/or a Joint Research Program Patent with claims covering the Product has been pending and no patent with claims covering such Product has issued for a period of more than [***] or (y) no patent application covering such Product has been filed in the country of sale (the "Know-How Royalty"), as adjusted based on the existence of Competition in the respective country, as follows :


                 -----------------------------------------------------------------------------------------------------
                            Net Sales                            No Patent -        No Patent -          Minimum
                                                                     No            Competition           Royalty
                                                                Competition
                 -----------------------------------------------------------------------------------------------------
                 [***]                                              [***]              [***]               [***]
                 [***]                                              [***]              [***]               [***]
                 [***]                                              [***]              [***]               [***]
                 -----------------------------------------------------------------------------------------------------


         (c) Royalties under Paragraph 6 (a) shall be payable on a country-by-country basis for the life of any valid granted Corixa Patent and/or Joint Research Program Patent which has not been successfully opposed by a Third Party or revoked on a country-by- country basis. Royalties under Paragraph 6(b) shall expire on a country-by-country basis [***] after first launch of the first Product in any such country.

         (d) Except for Antigens licensed hereunder that are covered by Blocking Patent which are covered in Paragraph 6(e) below, SB and Corixa shall share [***] any and all Third Party royalties payable on Additional Technology or for technology that is owned and/or controlled by a Third Party and which is licensed to SB, incorporated into the Product(s), which may include but shall not be limited to, royalties payable for adjuvants such as, by way of an example only, [***] adjuvants and other technology useful or necessary for the Product. Corixa's contribution to such share shall be through [***]. For the Know-How Royalty, the royalty rates, as set forth in Paragraph 6(b) shall apply on the rates as reduced according to this Paragraph 6(d), provided SB has royalty obligations towards Third Party(ies) on its sales in those countries. In the case both 6(d) and 6(e) apply, reductions in accordance with 6(d) shall apply first.

         (e) In the event of a Blocking Patent covering Corixa Antigens and/or Research Program Antigens licensed hereunder, royalty obligations to the Third Party will be [***].

         (f) From the first launch of Product anywhere in the Territory SB shall provide a royalty report and, if applicable, a royalty payment to Corixa every six (6) months. The report and payment relating to Net Sales shall be provided within sixty
                 (60) days after June 30 and December 31 of each calendar year and shall include all Net Sales of Product by SB and its Affiliates, licensees or sublicensees. SB shall keep, and require any Affiliate, licensee and sublicensee to keep, for a period of not less than five (5) years, complete and accurate records of all Net Sales of Product. Corixa shall have the right, at Corixa's sole expense except as hereinafter provided, through a certified public accountant reasonably acceptable to SB, and following reasonable notice, to examine such records during regular business hours during the life of the SB obligation to pay royalties on Product; provided, however, that such examination shall not (i) be of records for more than the prior two (2) years, (ii) take place more often than once a year, and (iii) cover any records which date prior to the date of the last examination, and provided further that such accountants shall report to Corixa only as to the accuracy of the royalty statements and payments. Copies of such reports shall be supplied to SB.

                 In the event the report demonstrates that SB has underpaid royalties, SB shall pay such royalties immediately upon request of Corixa and to the extent such under payment is more than [***] for the audited period, shall reimburse Corixa for the expense of the audit. If SB has overpaid royalties, SB may deduct such over-payments from future royalties owed to Corixa.

         (g) In addition to, and simultaneous with, the royalty reports set described in Paragraph 6(f) above, SB's Senior Vice President and General Manager shall deliver to Corixa a certificate (the "Royalty Certificate") stating that during the previous six (6) month period, the following factors (the "Royalty Factors") have equalled in the aggregate no more than [five and one-half percent (5 1/2%)] of total sales of Product during such six (6) month period: (i) normal customary trade discounts allowed and taken; (ii) rebates to wholesalers; (iii) any deductions allowed for government-mandated vaccine insurance premiums, such as the National Childhood Vaccine Injury Act in the U.S.; and (iv) any deduction, at standard cost, for special administration devices and the packaging and filling thereof, such as pre-filled syringes. In the event the Royalty Factors exceed [five and one-half percent (5 1/2%)] in any six (6) month period, SB may deduct such greater percentage for such six (6) month period only, but shall provide Corixa with a written explanation setting forth the reasons for such excess and shall provide Corixa with a certificate that will state that the pricing of all Products sold by SB and/or its Affiliates has been on an "arms length" basis and not set so as to subsidize sales of other products sold by SB and/or its Affiliates. In the event of a disagreement with respect to size of the Royalty Factors in any given six (6) month period, the CEO of Corixa and the Senior Vice President and General Manager of SB shall first attempt to resolve such disagreement through good faith negotiation. In the event such resolution is not achieved, the disagreement shall finally be resolved through arbitration pursuant to Section 12 hereof.

         (h) Royalties shall be paid by SB in U.S. dollars with currency conversions calculated based upon the applicable closing exchange rates quoted by the Foreign exchange desk of the Generale de Banque, Brussels, Belgium on the last business day of the applicable six (6) month period.


         (i) Corixa shall pay to SB any royalty payments it actually receives from GenQuest related directly to the sale of antibody therapeutics (a "GenQuest Antibody Product") sold by GenQuest or one of its licensees ("GenQuest"), provided, however, that no such royalty shall be paid to SB by Corixa unless all of the following conditions have been met:

                 (a) such royalties are paid to Corixa by GenQuest for sale of GenQuest Antibody Product that is comprised of an antibody or antibody fragment directed to an Antigen which is identical to at least one of the Antigens developed under the Research Program and is contained in a Vaccine product that is actively being marketed and sold in Europe and/or North America by SB.


                 (b) the GenQuest Antibody Product has been approved for use in the same indication by the appropriate regulatory authorities in the countries in which it is sold.

7.       OTHER TERMS.

         (a) MARKETING RIGHTS. Upon receipt of regulatory approval in the Territory, SB shall use its reasonable commercial efforts to launch and market the Product. Under the license granted herein, SB may select sublicensees to maximize market penetration. Corixa may review product marketing plans prior to launch and annually, provided arrangements for such reviews are made in advance, but SB will have the right to make all final determinations with respect to any differences of opinion that arise as part of such review.

         (b) MANUFACTURING. Corixa will provide reasonable quantities of preclinical test material for SB as required through the course of the Research Program at no additional charge to SB. These materials will include sufficient quantities of [***]. It is anticipated that SB will provide for later stage (clinical) and commercial requirements.

         (c) PRODUCT DEVELOPMENT. SB shall have responsibility for, and control of, the development and commercialization of each Product arising from this Agreement, including process development, delivery system and formulation development, preclinical studies, clinical studies, sales and marketing.


8.       JOINT RESEARCH TEAM.

         (a) A joint research team will be established within thirty (30) days after the full execution of this Agreement, responsible for regular coordination and monitoring of the research activities as well as patent related activities (the "Joint Research Team"). The Joint Research Team will consist of at least two (2) individuals from each of SB and Corixa. To facilitate such coordination, the parties will share all research data generated in this collaboration with each other on a prompt and regular basis, which shall be at a minimum, every three (3) months during quarterly meetings to be held alternatively at Seattle and Rixensart. In addition, Corixa shall provide SB with written monthly reports on the progress of the Research Program. The data generated shall be subject to the confidentiality provisions of Section 11 of this Agreement. The Joint Research Team will review the Research Program annually, implement any mutually agreeable modifications and make recommendations related to possible Research Program extensions to the respective senior management teams of each company. In the event that the members of the Joint Research Team are unable to agree on a particular course of action, any such disagreement shall be resolved in good faith by the CEO of Corixa and the Senior Vice President and General Manager of SB together, respectively. In case the disagreement relates to the appropriateness of filing a patent application on any invention arising out of the Research Program, each party hereto shall be given an opportunity to file for applications in its own right and in its own name and shall bear the expenses thereof.

         (b) From the amounts specified in Paragraph 5(a) Corixa shall allocate U.S. $[***] U.S. dollars) to the performance of the Research Program for the first two (2) years. In the event the amounts specified have not been dedicated fully to the Research Program, the Joint Research Team will decide how these amounts shall be allocated by Corixa to a further usage of the Research Program. On an annual basis, Corixa shall provide to the Joint Research Team a report in reasonable detail setting forth the use of funds provided by SB to Corixa under Paragraph 5(a) of this Agreement.



9.       INVENTIONS.

         Patentable inventions or discoveries which arise from the Research Program and which are made by an employee or agent of Corixa, solely or jointly other than with an employee or agent of SB, shall be owned by Corixa. Patentable inventions or discoveries which arise from the Research Program and which are made jointly by employees or agents of Corixa and SB shall be jointly owned by Corixa and SB and treated as joint inventions under the U.S. laws applicable to joint inventions (collectively, "Joint Inventions"). Patentable inventions or discoveries which arise from the Research Program and which are made by an employee or agent of SB, solely or jointly other than with an employee or agent of Corixa, shall be owned by SB. Except as otherwise set forth in this Agreement, SB and Corixa shall retain their respective unrestricted rights to make, have made, use and sell all such inventions and discoveries which are owned solely by them . In the event this Agreement is terminated by either party as a result of an uncured breach by the other party under Paragraph 17(c) hereof, without further action on the part of either party, the non-breaching party will receive an exclusive license to all Joint Research Program Patents and Joint Inventions in the Licensed Field and Know-How associated therewith provided, however, that in the case this Agreement is terminated by Corixa for uncured breach by SB, such license shall in no event include SB Patents, and provided further that if the non-breaching party is Corixa, such licence shall be non-royalty bearing and if the non-breaching party is SB, such licence shall be royalty bearing as per the present contract but all other aspects of the contractual relationship other than survival clauses, including Research Program and Technology Access Fees, shall terminate forthwith while the licenses and rights granted to SB shall be maintained. In such event, the breaching party agrees to take all steps necessary to effectuate such license to the other party in accordance with this Section 9.


10.      PATENTS; PROSECUTION AND LITIGATION.

         (a) Corixa shall have the right and the obligation to prosecute and maintain all Corixa Patents and Joint Research Program Patents and shall do so in a timely manner. Corixa shall disclose to SB the complete texts of all patents and patent applications filed by Corixa which relate to any Product (including Corixa Patents and Joint Research Program Patents) as well as all information received concerning the institution or possible institution of any interference, opposition, re-examination, reissue, revocation, nullification or any official proceeding involving any patent licensed herein anywhere in the Territory. SB shall have the right to review all such pending applications and other proceedings and make recommendations to Corixa concerning them and their conduct. Corixa agrees to keep SB promptly and fully informed of the course of patent prosecution or other proceedings including by providing SB with copies of substantive communications, search reports and Third Party observations submitted to or received from patent offices throughout the Territory. Corixa shall provide such patent consultation to SB at no cost to SB. SB shall hold all information disclosed to it under this Section as confidential. SB shall reimburse Corixa for all reasonable and documented costs incurred by Corixa prior to the Effective Date in connection with the filing, prosecution and maintenance of the Corixa Patents and for all reasonable and documented costs incurred by Corixa during the term of this Agreement in connection with the filing, prosecution and maintenance of the Corixa Patents and/or the Joint Research Program Patents up to an amount of [***] per year to the extent same are not already reimbursed by SB to Corixa pursuant to the Breast Cancer Collaboration and Licence Agreement of even date herewith. Any such costs incurred by Corixa in connection with the filing, prosecution and maintenance of Corixa Patents and/or Joint Research Program Patents in excess of said [***] shall be reimbursed by SB to Corixa only if they have been specifically approved and authorized by the Joint Research Team, in its reasonable discretion, and if they are reasonable and documented. In determining whether to approve such additional expenses, the Joint Research Team shall apply reasonable standards taking into consideration the norms of the biotech industry in general.

         (b) In the event Corixa intends to finally abandon any patent or any part of a patent (including Corixa Patents) covered by this Agreement, it shall notify SB and SB shall have the right at its own expense to assume responsibility for any such patent or part of patent.

         (c) In the event of the initiation of any suit by a Third Party against Corixa, SB or the Affiliates of either for patent infringement involving the manufacture, use, sale, distribution or marketing of Product anywhere in the Territory, the party sued shall promptly notify the other party in writing. SB shall have the right but not the obligation to defend such suit at its own expense. Corixa and SB shall assist one another and cooperate in any such litigation at the other's request without expense to the requesting party.

         (d) Subject to subparagraph (f) herebelow, in the event of any threat or initiation of any legal action by a Third Party challenging the validity of any patent covered by this Agreement, Corixa shall have, at its own expense, the control over the conduct and defense of such action in case it is directed against Corixa Patents and SB shall have, at its own expense, the control over the conduct and defense of any such action directed against SB Patents and the first right to control, at its own expense, the conduct and defense of any such action directed against Joint Research Program Patents. If SB elects not to conduct and defend such action directed against Joint Research Program Patents, Corixa shall have the right to do it at its own expense.

         (e) In the event that Corixa or SB becomes aware of actual or threatened infringement of a patent covered by this Agreement with respect to Products anywhere in the Territory, that party shall promptly notify the other party in writing. SB shall have the first right but not the obligation to bring an infringement action against any Third Party and to use Corixa's name in connection therewith. If SB does not commence a particular infringement action within ninety (90) days, Corixa, after notifying SB in writing, shall be entitled to bring such infringement action at its own expense. The party conducting such action shall have full control over its conduct, provided that in the case Corixa is leading the action it may not enter into any settlement without SB's consent. In any event, Corixa and SB shall assist one another and cooperate in any such litigation at the other's request without expense to the requesting party.

         (f) Corixa and SB shall recover their respective actual out-of-pocket expenses, or equitable proportions thereof, associated with any litigation or settlement thereof from any recovery made by any party. In the event SB takes responsibility for such actions, it shall bear [***] of the expenses other than out-of-pocket expenses and Corixa shall bear the remaining [***], provided that Corixa's remaining share of the expenses do not exceed [***] of royalties owed to Corixa by SB. Any excess amount shall be shared between SB and Corixa, with SB receiving [***] and Corixa receiving [***] of such excess. In the event Corixa takes responsibility for such actions, Corixa will undertake all actions at its own entire expense and recover [***]of any excess.

         (g) The parties shall keep one another informed of the status of their respective activities regarding any litigation or settlement thereof concerning Product.

         (h) DISCLAIMER OF WARRANTIES. CORIXA MAKES NO REPRESENTATIONS OR WARRANTIES, EXPRESS OR IMPLIED OTHER THAN THOSE CONTAINED IN
                 SECTION 16 BELOW, WITH RESPECT TO THE CORIXA PATENTS, THE JOINT RESEARCH PROGRAM PATENTS OR KNOW-HOW, AND ANY PRODUCTS RELATED THERETO INCLUDING WITHOUT LIMITATION, ANY WARRANTY OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE.


         (i) In the event GenQuest establishes a research and license agreement with a Third Party, and such partnership includes the reimbursement of patent expenses by such Third Party to GenQuest, reasonable patent expenses directly related to any patents shared between GenQuest and Corixa pursuant to the Research Program shall be equally shared between SB and the Third Party, subject to provision to SB of reasonable documentation supporting such expenses.


11.      CONFIDENTIALITY; PUBLICITY; PUBLICATIONS.

         (a) During the term of this Agreement, Corixa shall promptly disclose to SB and/or supply SB in a timely fashion with all documented Know-How, all Corixa Patents and all relevant patent applications filed and/or controlled by Corixa, all Corixa Antigens and all inventions related to the Licensed Field arising from the Research Program as may be extended and during a period of [***] thereafter. In addition, each party will provide the other party with all information which is reasonably necessary or useful for achieving the goals of the Research Program.

         (b) During the term of this Agreement, each party shall promptly inform the other party of any information that it obtains or develops regarding the utility and safety of any Product and shall promptly report to the other party any confirmed information of serious or unexpected reactions or side effects related to the utilization or medical administration of Product.


         (c) During the term of this Agreement and for five (5) years thereafter, irrespective of any termination earlier than the expiration of the term of this Agreement, Corixa and SB shall not use or reveal or disclose to any Third Party any confidential information received from the other party or otherwise developed by either party in the performance of activities in furtherance of this Agreement without first obtaining the written consent of the disclosing party, except as may be otherwise provided herein, or as may be required for purposes of investigating, developing, manufacturing or marketing Product or for securing essential or desirable authorizations, privileges or rights from governmental agencies, or is required to be disclosed to a governmental agency, or is necessary to file or prosecute patent applications concerning Product or to carry out any litigation concerning Product. This confidentiality obligation shall not apply to such information which is or becomes a matter of public knowledge, or is already in the possession of the receiving party, or is disclosed to the receiving party by a Third Party having the right to do so, or is subsequently and independently developed by employees of the receiving party or Affiliates thereof who had no knowledge of the confidential information disclosed. The parties shall take reasonable measures to assure that no unauthorized use or disclosure is made by others to whom access to such information is granted.

         (d) Nothing herein shall be construed as preventing SB from disclosing any information received from Corixa to an Affiliate, sublicensee or distributor, provided such Affiliate is bound by similar confidentiality obligations and such sublicensee or distributor has undertaken in writing a similar obligation of confidentiality with respect to the confidential information, with Corixa stated as a Third Party beneficiary thereof.

         (e) All confidential information disclosed by one party to the other shall remain the intellectual property of the disclosing party. In the event that a court or other legal or administrative tribunal, directly or through an appointed master, trustee or receiver, assumes partial or complete control over the assets of a party to this Agreement based on the insolvency or bankruptcy of such party, the bankrupt or insolvent party shall promptly notify the court or other tribunal (i) that confidential information received from the other party under this Agreement remains the property of the other party and (ii) of the confidentiality obligations under this Agreement. In addition, the bankrupt or insolvent party shall, to the extent permitted by law, take all steps necessary or desirable to maintain the confidentiality of the other party's confidential information and to insure that the court, other tribunal or appointee maintains such information in confidence in accordance with the terms of this Agreement.

         (f) The parties to this Agreement may disclose the nature of the intended Agreement in a press release following signature, provided, however, except for the disease target under the Research Program, that the terms of the Agreement are not disclosed by either party. The wording of any press release must be agreed to by both parties in advance of its release, provided that such agreement is not unreasonably withheld by either party.

         (g) Neither party will publish or provide public disclosure of information or inventions arising from the Research Program (a "Dissemination") without at least sixty (60) days prior written notice of such planned publication or disclosure sent to the other party. In the event any such Dissemination is determined by the other party to be detrimental to its intellectual property position, the disseminating party will delay such publication for a period sufficient to allow the other party to take the steps necessary to protect such intellectual property, including the filing of any patent applications and/or deletion of its confidential information.


12.      GOVERNING LAW; ARBITRATION.

         This Agreement will be governed by the laws of the State of Washington, USA. Any dispute, controversy or claim arising out of or in relation to this Agreement or the breach, termination or invalidity thereof, that cannot be settled amicably by agreement of the parties hereto, shall be finally settled by arbitration in accordance with the arbitration rules of the American Arbitration Association ("AAA"), then in force, by one or more arbitrators appointed in accordance with said rules; provided that the appointed arbitrators shall have appropriate experience in the biopharmaceutical industry; provided further, however, that arbitration proceedings may not be instituted until the party alleging breach of this Agreement by the other party has given the other party not less than sixty (60) days notice (or in the case of non-payment pursuant to Section 5 or 6 then fourteen (14) days notice) to remedy any alleged breach and the other party has failed to do so. The place of arbitration shall be Seattle, Washington, USA if arbitration is initiated by SB and New York, New York, USA if initiated by Corixa. The award rendered shall be final and binding upon both parties. The judgment rendered by the arbitrator(s) shall include costs of arbitration, reasonable attorneys' fees and reasonable costs for any expert and other witnesses. The arbitration in such proceeding may expressly consider the amounts paid pursuant to Section 5 hereof in considering any claim of damages. Nothing in this Agreement shall be deemed as preventing either party from seeking injunctive relief (or any other provisional remedy) from any court having jurisdiction over the parties and the subject matter of the dispute as necessary to protect either party's name, proprietary information, trade secrets, know-how or any other proprietary rights. Judgment upon the award may be entered in any court having jurisdiction, or application may be made to such court for judicial acceptance of the award and/or an order of enforcement as the case may be.

13.      MISCELLANEOUS.

         (a) TRADEMARK. SB shall be responsible for the selection, and SB shall be responsible for registration and maintenance, of all trademarks which are employed in connection with Product and SB shall own and/or control any such trademarks; provided that prior to selection of such trademarks, SB shall provide Corixa an opportunity to review and comment on any such trademark.

         (b) FORCE MAJEURE. If the performance of any part of this Agreement by either party, or of any obligation under this Agreement, is prevented, restricted, interfered with or delayed by reason of any cause beyond the reasonable control of the party liable to perform, unless conclusive evidence to the contrary is provided, the party so affected shall, upon giving written notice to the other party, be excused from such performance to the extent of such prevention, restriction, interference or delay, provided that the affected party shall use its reasonable best efforts to avoid or remove such causes of nonperformance and shall continue performance with the utmost dispatch whenever such causes are removed. When such circumstances arise, the parties shall discuss what, if any, modification of the terms of this Agreement may be required in order to arrive at an equitable solution.

         (c)     SEVERABILITY.

                 (i) In the event any portion of this Agreement shall be held illegal, void or ineffective, the remaining portions hereof shall remain in full force and effect;

                 (ii) If any of the terms or provisions of this Agreement are in conflict with any applicable statute or rule of law, then such terms or provisions shall be deemed inoperative to the extent that they may conflict therewith and shall be deemed to be modified to conform with such statute or rule of law.

         (d) ENTIRE AGREEMENT. This Agreement, entered into as of the date first written above, constitutes the entire agreement between the parties relating to the subject matter hereof and supersedes all previous writings and understandings except that the Non Disclosure Agreements dated 17 February 1995 and 10 August 1995, the Tuberculosis collaboration and Licence Agreement dated October 6, 1995 between Corixa Corporation and SmithKline Beecham Biologicals S.A., the Breast Cancer Collaboration and License Agreement of even date herewith and the Option Agreement of even date herewith remain in full force and effect. No terms or provisions of this Agreement shall be varied or modified by any prior or subsequent statement, conduct or act of either of the parties, except that the parties may mutually amend this Agreement by written instruments specifically referring to and executed in the same manner as this Agreement.

14.      NOTICES.

         (a) Any notice required or permitted under this Agreement shall be deemed given if delivered (i) personally, (ii) by facsimile transmission (receipt verified), (iii) by registered or certified mail (return receipt requested), postage prepaid, or
                 (iv) sent by express courier service (receipt verified), to the following addresses of the parties :

                                              If to Corixa:
                                              Corixa Corporation
                                              1124 Columbia Street, Suite 464
                                              Seattle, WA  98104
                                              Attention: Chief Operating Officer

                                              Telephone : (206) 667-5711
                                              Telecopy : (206) 667-5715

                                              with a copy to : Venture Law Group
                                              4750 Carillon Point
                                              Kirkland, Washington 98033
                                              Attention : William W. Ericson
                                              Telephone : (206) 739-8700
                                              Telecopy : (206) 739-8750

                                              If to SB:
                                              SmithKline Beecham Biologicals
                                              Manufacturing s.a.
                                              Rue de l'Institut 89
                                              1330 Rixensart, Belgium
                                              Attention: Senior Vice President,
                                              General Manager
                                              Telephone : 32-2-656 8250
                                              Telecopy : 32-2-656 8025

         (b) Any notice required or permitted to be given concerning this Agreement shall be effective upon receipt by the party to whom it is addressed.


15.      ASSIGNMENT.

         Neither this Agreement nor any interest hereunder shall be assignable by either party without the written consent of the other provided, however, that either party may assign this Agreement and all patents related to this Agreement to an Affiliate or to any corporation or other entity with which it may merge or consolidate, and/or to any corporation or other entity to which it may transfer all or substantially all of its assets, without obtaining the consent of the other party; provided that the consent of SB shall be required for any assignment, whether by way of transfer of all or substantially all assets of Corixa or by merger or consolidation, that materially alters the rights of SB under this Agreement. Transfer in contravention of this Section 15 shall be considered a material breach of this Agreement pursuant to Paragraph 17 (c) below. Subject to other provisions of this Section 15, this Agreement and the licenses herein granted shall be binding upon and inure to the benefit of the successors in interest of the respective parties.


16.      WARRANTIES AND REPRESENTATIONS.

         (a) Each party warrants that it has the right to enter into this Agreement.

         (b) Nothing in this Agreement shall be construed as a warranty that patents covered by this Agreement are valid or enforceable or that the commercialization of any product covered by such patents will not infringe any patent rights of Third Parties.

         (c) Corixa acknowledges that in entering into this Agreement, SB has relied or will rely upon information supplied by Corixa, by Corixa's agents and/or representatives to SB pursuant to confidentiality agreements between the parties and pursuant to
                 Section 11 hereof (all of such information being hereinafter referred to collectively as "Product Information") and Corixa warrants and represents that such Product Information has been accurate in all material respects.

         (d) Corixa hereby grants SB a royalty-free license or sublicense under any intellectual property rights of GenQuest, Inc., a Delaware corporation ("GenQuest") available to Corixa and/or any intellectual property rights of Corixa to use any information, reagents, testing methods, diagnostic tools and similar materials developed by GenQuest and or Corixa for the purpose of research and clinical development with respect to Products in the Field but not, however, for any commercial purpose including use of such intellectual property rights directly in Product. Corixa covenants and agrees that it will enter into good faith negotiations with GenQuest to seek to obtain first right of negotiation for certain diagnostic uses of Antigens in favour of SB. Such negotiations would be reflected in a subsequent agreement to be established between SB and GenQuest.

         (e) The parties warrant to one another that neither of them has any present knowledge of the existence of any pre-clinical or clinical data or information covering Product which suggests that there may exist toxicity, safety and/or efficacy concerns which may materially impair the utility and/or safety of Product.


17.      TERM AND TERMINATION.

         (a) Unless otherwise terminated this Agreement shall expire upon the later of (i) expiration, lapse or invalidation of the last to expire Corixa Patent or Joint Research Program Patent issued in any country or (ii) ten (10) years after first commercial sale of a Product in the last country in which a Product is commercially launched. Expiration of this Agreement under this provision shall not preclude SB from continuing to market Product and to use Know-How without any further royalty payments.

         (b) If this Agreement is terminated by Corixa for breach by SB under Paragraph 17(c) hereof, all rights to all intellectual property arising from the Research Program, including but not limited to Corixa Patents, Joint Research Program Patents and Know-How, but excluding SB Patents, shall, subject to the provisions of Section 9, revert to Corixa and SB shall retain no rights therein. All payments set forth in Subparagraphs 5(a) (i) through (ix) will be guaranteed and non-refundable. Failure by Corixa to conduct the Research Program materially as detailed in Exhibit D shall be considered a breach of Agreement and be subject to Paragraph 17(c) below and any amount previously paid by SB may be submitted for consideration in arbitration pursuant to Section 12.

         (c) If either party materially breaches the material provisions of this Agreement and if such breach is not cured within sixty
                 (60) days (or in the case of non-payment pursuant to Sections 5 or 6, then fourteen (14) days) after receiving written notice from the other party with respect to such breach, the non-breaching party shall have the right to terminate this Agreement by giving written notice to the party in breach provided the notice of termination is given within six (6) months of the breach and prior to cure thereof.

         (d) SB agrees it will exercise at least the same level of diligence in the clinical development and commercialization of Product within the Territory as it currently uses, or in the past has used, with respect to its own commercially successful products. However, prior to marketing Product in any given country, SB may terminate its development efforts and the license granted hereunder with respect to that country upon ninety (90) days notice if in SB's reasonable judgment sales in such country would not be commercially viable. Thereafter, after beginning Product marketing efforts in any particular country, and continuing such efforts for [***] years (the "Minimum Diligence Period"), SB may terminate sales efforts with respect to any single country by giving Corixa at least six (6 ) months prior written notice thereof. In that event the licence granted hereunder to SB with respect to said country of the Territory shall revert back to Corixa. Such Minimum Diligence Period may be reduced below [***] by mutual agreement of the parties.

         (e) Either party may terminate this Agreement if, at any time, the other party shall file in any court or agency pursuant to any statute or regulation of the United States or of any individual state or foreign country, a petition in bankruptcy or insolvency or for reorganization or for an arrangement or for the appointment of a receiver of trustee of the party or of its assets, or if the other party proposes a written agreement of composition or extension of its debts, or if the other party shall be served with an involuntary petition against it, filed in any insolvency proceeding, and such petition shall not be dismissed with sixty (60) days after the filing thereof, or if the other party shall propose or be a party to any dissolution or liquidation, or if the other party shall make an assignment for the benefit of creditors.

         (f) Notwithstanding the bankruptcy of Corixa, or the impairment of performance by Corixa of its obligations under this Agreement as a result of bankruptcy or insolvency of Corixa, SB shall be entitled to retain the rights and licenses granted herein, without any further obligations to Corixa, subject to Corixa's right to terminate this Agreement for reasons other than bankruptcy or insolvency as expressly provided in this Agreement.

         (g) SB may terminate this Agreement at any time, on or after the second anniversary of this Agreement by giving six (6) months prior written notice to Corixa. In the event SB terminates this Agreement effective as of the second anniversary of this Agreement, the Milestone Payment provided for in Paragraph 5(a) shall not be due regardless of whether or not the Milestone has been achieved. Thereafter, even if the Milestone has been achieved, SB may still elect to terminate this Agreement in which case SB shall be relieved of the obligation to make the Milestone Payment.


18.      RIGHTS AND DUTIES UPON TERMINATION.

         (a) Upon termination of this Agreement, Corixa shall have the right to retain any sums already paid by SB hereunder, and SB shall pay all sums accrued hereunder which are then due, which, in each case, shall include all payments under Paragraph 5(a) except to the extent the Milestone Payment has not become due and payable pursuant to the terms of Paragraphs 5(a) and/or 17(g) and to the extent such payments may be considered and reviewed by the arbitrator(s) pursuant to
                 Section 12 hereof.

         (b) Upon termination of this Agreement, SB shall notify Corixa of the amount of Product(s) SB and its subsidiaries and distributors then have on hand, the sale of which would, but for the termination, be subject to royalty, and SB and its sublicensees and distributors shall thereupon be permitted to sell that amount of Product(s), provided that SB shall pay the royalty thereon at the time herein provided for.


19.      INDEMNIFICATION.

         (a) Subject to Paragraph 19(b) hereof, from and after the Effective Date, except as otherwise herein specifically provided, each of the parties hereto shall defend, indemnify and hold harmless the other party and its Affiliates, successors and assigns, and their respective officers, directors, shareholders, partners and employees from and against all losses, damage, liability and expense including legal fees but excluding punitive or consequential damages (including lost profits) ("Damages") incurred thereby or caused thereto arising out of or relating to (i) any breach or violation of, or failure to properly perform, any covenant or agreement made by such indemnifying party in this Agreement, unless waived in writing by the indemnified party; (ii) any breach of any of the representations or warranties made by such indemnifying party in this Agreement; or (iii) the gross negligence or willful misconduct of the indemnifying party.

         (b) If either SB or Corixa, or any Affiliate of SB or Corixa (in each case an "Indemnified Party"), receives any written claim which it believes is the subject of indemnity hereunder by either SB or Corixa, as the case may be (in each case an "Indemnifying Party"), the Indemnified Party shall, as soon as reasonably practicable after forming such belief, give notice thereof to the Indemnifying Party, including full particulars of such claim to the extent known to the Indemnified Party; provided, however, that the failure to give timely notice to the Indemnifying Party as contemplated hereby shall not release the Indemnifying Party from any liability to the Indemnified Party. The Indemnifying Party shall have the right, by prompt notice to the Indemnified Party, to assume the defense of such claim with counsel reasonably satisfactory to the Indemnified Party, and at the cost of the Indemnifying Party. If the Indemnifying Party does not so assume the defense of such claim, the Indemnified Party may assume such defense with counsel of its choice at the sole expense of the Indemnifying Party. If the Indemnifying Party so assumes such defense, the Indemnified Party may participate therein through counsel of its choice, but the cost of such counsel shall be borne solely by the Indemnified Party.

         (c) The party not assuming the defense of any such claim shall render all reasonable assistance to the party assuming such defense, and all out-of-pocket costs of such assistance shall be borne solely by the Indemnifying Party.
         (d) No such claim shall be settled other than by the party defending the same, and then only with the consent of the other party, which shall not be unreasonably withheld; provided, however, that the Indemnified Party shall have no obligation to consent to any settlement of any such claim which imposes on the Indemnified Party any liability or obligation which cannot be assumed and performed in full by the Indemnifying Party.


IN WITNESS WHEREOF, each of the parties hereto has caused this Agreement to be executed by its duly authorized officer as of the date first written above.


Agreed to and accepted by:                    Agreed to and accepted by:
CORIXA CORPORATION                            SMITHKLINE BEECHAM
                                              BIOLOGICALS
                                              MANUFACTURING S.A.



/s/ STEVEN GILLIS                             /s/ JEAN STEPHENNE
-----------------                             ------------------
Steven Gillis                                 Jean Stephenne
President and CEO                             Senior Vice President and
                                              General Manager

        EXHIBIT A TO PROSTATE CANCER COLLABORATION AND LICENSE AGREEMENT

                                CORIXA ANTIGENS

The antigens disclosed in the following patent applications:

PATENT NO./APP. NO.     COUNTRY         FILING/ISSUE DATE

App. No. [***]          [***]           Filed [***]
PCT/US[***]             [***]           Filed [***]
App. No. [***]          [***]           Filed [***]
App. No. [***]          [***]           Filed [***]
To be filed             [***]

_____________________

[***]

        EXHIBIT B TO PROSTATE CANCER COLLABORATION AND LICENSE AGREEMENT

                                 CORIXA PATENTS

PATENT NO./APP. NO.     COUNTRY         FILING/ISSUE DATE

App. No. [***]          [***]           Filed [***]
PCT/US [***]            [***]           Filed [***]
App. No. [***]          [***]           Filed [***]
App. No. [***]          [***]           Filed [***]
To be filed(10)         [***]

The following patents, patent applications, invention disclosures, patent applications thereon and patents issuing on any of the foregoing, including all continuations, continuations-in-part, divisionals, additions, substitutions, reissues, renewals and extensions of any of the foregoing, and including all foreign counterparts of any of the foregoing, are by this listing below excluded from Corixa Patents:

PATENT NO./APP. NO.     COUNTRY         FILING/ISSUE DATE

    [***]
App. No.                [***]           Filed [***]
    [***]                                        Not yet filed
    [***]

Pat. No. [***]          [***]           Issued [***]
App. No. [***]          [***]           Filed [***]

    [***]
App. No. [***]          [***]           Filed [***]
App. No. [***]          [***]           Filed [***]

    [***]
Ser. No. [***]          [***]           Filed [***]

    [***]
App. No. [***]          [***]           Filed [***]
____________________

[***]

PATENT NO./APP. NO.     COUNTRY         FILING/ISSUE DATE
    [***]

App. No. [***]          [***]           Filed [***]
    [***]
App. No. [***]          [***]           Filed [***]
App. No. [***]          [***]           Filed [***]
App. No. [***]          [***]           Filed [***]
App. No. [***]          [***]           Filed [***]
App. No. [***]          [***]           Filed [***]
App. No. [***]          [***]           Filed [***]
App. No. [***]          [***]           Filed [***]
App. No. [***]          [***]           Filed [***]
App. No. [***]          [***]           Filed [***]
App. No. [***]          [***]           Filed [***]
Invention Disclosure(11)                Not yet filed
Invention Disclosure(12)                Not yet filed

____________________

[***]

                                   EXHIBIT C
                       PROSTATE CANCER ANTIGEN DISCOVERY

Milestone:

                                     [***]

                                   EXHIBIT D
        SECTION I: WORKPLAN -- PROSTATE CANCER VACCINE ANTIGEN DISCOVERY

                                     [***]

EXHIBIT D: SECTION I (CON'T):

                                     [***]

EXHIBIT D: SECTION I (CON'T):

                                     [***]

[***]

                                     [***]

                                     [***]

                                   EXHIBIT D
     SECTION III: STREAMLINED WORKPLAN -- PROSTATE CANCER ANTIGEN DISCOVERY

                                     [***]

EXHIBIT D: SECTION III (CON'T):

                                     [***]


                                      -38-